UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 1, 2008

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442
(Address of principal executive offices)             (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

6105 Trenton Lane North, Minneapolis, Minnesota 55442
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 1, 2008, Select Comfort Corporation entered into Amendment No. 2 to the Credit Agreement (“Amendment No. 2”), amending our Credit Agreement dated as of June 9, 2006 (the “Credit Agreement”).  The parties to Amendment No. 2 are Select Comfort Corporation, Select Comfort Retail Corporation, JPMorgan Chase Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent and JPMorgan Chase Bank, National Association, Bank of America, N.A., Citicorp USA, Inc., Wells Fargo Bank, National Association and Branch Banking and Trust Co., as Lenders.

Amendment No. 2 waives the requirement that Select Comfort Corporation comply with the minimum interest coverage ratio financial covenant for the fiscal quarter ending on December 29, 2007.  Additionally, Amendment No. 2 revises the permissible minimum interest coverage ratio from the previous ratio of “2.75 to 1.00” to a reduced ratio based on a schedule that starts at “1.75 to 1.00” for the fiscal quarter ending on or about March 31, 2008 and increases until it reaches “2.75 to 1.00” for the fiscal quarter ending on or about March 31, 2011 and each fiscal quarter ending thereafter.  Finally, Amendment No. 2 expands the definition of “EBITDA” under the Credit Agreement.

The aforementioned description of Amendment No. 2 is qualified in its entirety by reference to the complete terms of Amendment No. 2, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

For informational purposes only, on June 28, 2007 Select Comfort Corporation entered into Amendment No. 1 to the Credit Agreement (“Amendment No. 1”).  Amendment No. 1 made minor revisions to the Credit Agreement including (i) amending the definition of “Interest Period” to permit an interest period of one week in addition to the other interest periods allowed under the Credit Agreement, (ii) allowing Select Comfort Corporation and the other permitted borrowers, to borrow at lower amounts for revolving loans and in lower multiples for swingline loans, (iii) increasing the aggregate amount of letters of credit that Select Comfort Corporation and the other permitted borrowers may obtain under the Credit Agreement, and (iv) authorizing Select Comfort Corporation to make restricted payments in more situations.

The aforementioned description of Amendment No. 1 is qualified in its entirety by reference to the complete terms of Amendment No. 1, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On February 1, 2008, Select Comfort Corporation entered into a Second Amendment to the Amended and Restated Private Label Consumer Credit Card Program Agreement (the “Second Amendment”), amending the Amended and Restated Private Label Consumer Credit Card Program Agreement dated as of December 14, 2005, as previously amended by the First Amendment thereto effective as of April 23, 2007 (the “GE Agreement”).  The parties to the Second Amendment are Select Comfort Corporation, Select Comfort Retail Corporation and GE Money Bank.

The Second Amendment waives the requirement that Select Comfort Corporation comply with the minimum interest coverage ratio financial covenant under the GE Agreement for the fiscal quarter ending on December 29, 2007.  Additionally, the Second Amendment revises the minimum interest coverage ratio under the GE Agreement to conform to the terms set forth in the Credit Agreement described above.

The aforementioned description of the Second Amendment is qualified in its entirety by reference to the complete terms of the Second Amendment, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1                             Amendment No. 1 to Credit Agreement, dated as of June 28, 2007.

10.2                             Amendment No. 2 to Credit Agreement, dated as of February 1, 2008.

                      10.3             Second Amendment to Amended and Restated Private Label Consumer Credit Card Program Agreement,
                                                           dated as of February 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: February 7, 2008	By:
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.                    Description

10.1                                Amendment No. 1 to Credit Agreement, dated as of June 28, 2007.

10.2                                Amendment No. 2 to Credit Agreement, dated as of February 1, 2008.

10.3                                Second Amendment to Amended and Restated Private Label Consumer Credit Card Program Agreement,
                                       dated as of February 1, 2008.